SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):     September 24, 2001


                               Banyan Corporation
                               ------------------
             (Exact name of registrant as specified in its chapter)


               OREGON                000-26065                  84-1346327
               ------                ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


     4740 Forge Rd., Bldg. #112, Colorado Springs, CO,                80907
     ----------------------------------------------------------------------
           (address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (719) 531-5535

ITEM 1.   Changes in Control of Registrant

Not Applicable

ITEM 2.   Acquisition or Disposition of Assets

On September 11, 2001, the Chiropractic USA, Inc. (the "Company"), a wholly owned subsidiary of Banyan Corporation, entered into an agreement with Advanced Health Care Center, Inc., whereby the Company, will purchase three Chiropractic Clinics (the "Clinics") and their respective operating assets located in and around Lake Charles, Louisiana which are presently owned and operated by Advanced Health Care Center, IncA copy of the Offer to Purchase is attached hereto as Exhibit 10.1. The purchase price for the Clinics has been set at $1,000,000.00, payable as follows: $10.00 as a down payment and $999,990.00 payable upon closing. The transaction is subject to certain conditions precedent, some of which include:
    1.   A thorough due diligence review of the Clinics by the Company;
    2.   Board of Director approval from the Company and Banyan Corporation;
    3.   Satisfactory audit of the books and records of the Clinics;
    4.   Satisfactory new leases for the Clinics; and

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    5.   Satisfactory agreements to retain and employ the Chiropractors currently working at the Clinics to be entered into by Advanced Health Care Center, Inc. and assigned to the Company upon closing.

The Company expect to complete its due diligence review in the near future and upon closing, the Company intends to operate the Clinics as corporate clinics in order to establish flagship clinics as a precursor to the ongoing fulfillment of its business plan to establish a series of franchised Chiropractic Clinics throughout the United States.

ITEM 3.   Bankruptcy or Receivership

Not Applicable

ITEM 4.   Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.   Other Events and Regulation FD Disclosure

On September 11, 2001, the Corporation disseminated a press release dealing with the acquisition noted in Item 2 herein. The information contained in the press releases is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 6.   Resignations of Registrant's Directors

Not Applicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired

The required financial statements are currently being prepared and will be filed as an amendment to this Form 8-K on or before November 22, 2001.

(b)   Pro forma financial information

The required pro forma financial information is currently being prepared and will be filed as an amendment to this Form 8-K on or before November 22, 2001.


(c)   Exhibits

The following Exhibits are filed as a part of this disclosure statement:

    10.1   Offer to Purchase the assets of Advanced Health Care Center, Inc.
    99.1   The Registrant's Press Release dated September 11, 2001

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ITEM 8.   CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.   REGULATION FD DISCLOSURE.

Not Applicable

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANYAN CORPORATION
                                        -------------------
                                        (Registrant)


Date:   September 24, 2001              /s/ Michael Gelmon
                                        Michael J. Gelmon
                                        Chief Executive Officer and Director

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EXHIBIT INDEX


Exhibit                                                               Sequential
Number          Description                                          Page Number
------          -----------                                          -----------

10.1 Offer to Purchase Intellectual Property - Business Development Plan for Chiropractic USA
99.1            The Registrant's Press Release dated May 7, 2001



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                              Exhibit 10.1

     THIS AGREEMENT made effective the 11th day of September, 2001.

BETWEEN:

             Advanced Health Center, Inc., a company incorporated under the laws of the State of Louisiana
             (hereinafter referred to as the "Vendor")

                                                               OF THE FIRST PART

AND:

             Chiropractic USA, Inc., a company incorporated under the laws of the State of Colorado
             (hereinafter referred to as the "Purchaser")

                                                              OF THE SECOND PART

AND:

             Dr. Denis D. Gregory, Chiropractor and Businessman, of the City of Lake Charles, in the State of Louisiana
             (hereinafter referred to as the "Gregory")

                                                               OF THE THIRD PART

                                   AGREEMENT
                       RE: SALE AND PURCHASE OF ASSETS
                       -------------------------------

WHEREAS:

A. The Vendor owns and operates three Chiropractic clinics identified in Schedule "A" attached hereto (the "Businesses") located in and around Lake Charles, Louisiana; and

B. The Purchaser is desirous of purchasing the Businesses, the Accounts Receivable of the Businesses and certain assets of the Vendor on the terms and conditions hereinafter set forth; and

C. Gregory is desirous of personally confirming the representations and warranties as set out herein and made by the Vendor to the Purchaser as well as agreeing to the non-competition, indemnification and other clauses contained herein that relate personally to him;

          WITNESS THEREFORE that the parties hereto for good and valuable consideration, the sufficiency of which is hereby acknowledged by each of the parties hereto, covenant and agree each with the others as follows:

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                           ARTICLE I - DEFINITIONS
                           --------------------------

1.01 In this agreement, unless there is something in the subject matter or context inconsistent therewith:

          (a)   "Closing Date" shall mean:
                 (i) 14 days from the date of the waiver by the Purchaser of all Conditions Precedent contained herein as outlined more specifically in 4.02 hereof;
                 (ii) such other earlier date as the parties hereto may mutually agree upon;

          (b) "Effective Date" shall mean fourteen (14) days after the final Condition Precedent is waived by the Purchaser;

          (c) "Permitted Encumbrances" shall mean the encumbrances permitted to remain on the Assets for thirty (30) days subsequent to the Closing Date and are identified on Schedule "B" hereto;

          (d) "Premises" shall mean those Chiropractic Clinics located and identified as indicated on Schedule "A" attached hereto;

          (d) "Purchase Price" shall mean the sum of One Million (USD $1,000,000) Dollars together with the adjustment for the purchase of the Accounts Receivable as set out in the formula contained in Article 2.02 below;

          (e)   "Retained Assets" shall mean as at the Effective Date:

                 (i) all of the Vendor's investments or whatsoever nature extraneous to the operation and conduct of the Businesses or Xelan Equity Trust;
          (f) "Working Assets" shall mean the Businesses as a going concern and all property and assets of the Vendor as at the Effective Date including the accounts receivable of the Businesses excepting only the Retained Assets.

                             ARTICLE II - SALE OF ASSETS
                             --------------------------------

2.01     Agreement to Sell and Purchase
         ------------------------------

          The Vendor agrees to sell to the Purchaser and the Purchaser agrees to purchase as at the Effective Date, all of the accounts receivable of the Businesses (the "Accounts Receivable") together with all of the Working Assets, which for greater clarity but without in any way restricting the foregoing definition of Working Assets, shall include:

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          (a)   Equipment and Leasehold Improvements
                ------------------------------------

                All of the Vendor's leasehold improvements, clinic and office equipment, furniture, appliances, implements, tools and furnishings currently in use and not attached to the buildings, including each and every item set forth and enumerated in Schedule "B" hereto;

          (b)   Third Party Ownership of Assets
                -------------------------------

                Where such equipment is not owned directly by the Vendor, the Vendor undertakes to have same transferred to the Purchaser, free and clear of all encumbrances, within thirty (30) days of the Closing Date;

          (c)   Stock-in-Trade
                --------------

                All of the Vendor's stock-in-trade of goods, wares and merchandise on hand for resale including each and every item set forth and enumerated in Schedule "C" hereto, as well as all other ancillary materials located at the premises of the Businesses;

          (d)   Goodwill
                --------

                The Businesses is a going concern and the goodwill thereof (the "Goodwill") which shall include:

                 (i)   Executory Contracts
                       -------------------

                       Those executory contracts with various suppliers of goods, wares, merchandise, supplies and services;

                 (ii)  Licenses
                       --------

                       All licenses, permits and other required authorizations issued by the government or agency thereof required in the continued operation of the Businesses, to the extent that the same may be assignable by the Vendor (the "Licenses").

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          (e)   Prepaid Expenses
                ----------------

                It is intended by the parties hereto that the Purchase Price, as paid to the Vendor pursuant to the provisions of Article 4.01 below, shall constitute full and complete payment of all prepaid rents and other prepaid expenses for each of the Premises of the Businesses and all product inventories and other ancillary items located on the premises of the Businesses as at the Closing Date. Yellow page advertising contracts not paid for are assumed by the Purchaser.

          (f)   Patient Records and Files
                -------------------------

                All records and files of all patients of the Businesses who have undergone care or visited any of the clinics which form any part of the Businesses. During the due diligence as carried out by the Purchaser, the Purchaser hereby covenants to keep all such patient records and files that come into its possession strictly confidential. In the event the transaction does not close as contemplated herein, all such patient records and files, and/or copies thereof in the possession of the Purchaser shall be returned to the Vendor.

2.02     Accounts Receivable
         -------------------

          It is intended by the parties hereto that in addition to the Working Assets being acquired hereunder by the Purchaser, the Purchaser shall also acquire all of the Accounts Receivable of the Businesses. It is agreed that the Purchaser shall pay to the Vendor for the Accounts Receivable an amount equivalent to the following formula based on the Accounts Receivable at the Closing Date:

                              SUM =(AR -T5) x 20%
where:

          SUM   = the amount the Purchase Price is to be increased by
          AR    = the Accounts Receivable of the Businesses
          T5    = Accounts Receivable of the Businesses that have been sent to collections agencies for collection.

2.03     Inventory of Stock-in-Trade
         ---------------------------

          As of the Effective Date, in consideration for the Purchase Price, all inventory located at each of the Premises shall be transferred and vest with the Purchaser.

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2.04     Permitted Encumbrances
         ----------------------

          The Working Assets at the Effective Date and on the Closing Date shall be free and clear of all mortgages, encumbrances, charges and other third party rights or interests, excepting thereout those Permitted Encumbrances as specifically identified in Schedule "D" attached hereto.

2.05     Liabilities
         -----------

          The Purchaser shall not by this agreement be deemed to have accepted or assumed any obligation or responsibility for the payment of any debt, obligation, liability, claim or demand of whatsoever nature of or against the Vendor.

                          ARTICLE III - CONDITIONS
                          ------------------------

3.01     To be Performed by the Vendor
         -----------------------------

          The obligations of the Purchaser to close the transaction contemplated by this agreement shall be subject to the following conditions:

          (a)   Discharge of Prior Encumbrances
                -------------------------------

                Prior to the Closing Date the Vendor shall obtain and register absolute discharges of all mortgages, liens, charges and encumbrances, save and except for the Permitted Encumbrances, registered against the Working Assets at such office or registry where such encumbrance is likely to be registered;

          (b)   Discharge of Permitted Encumbrances
                -----------------------------------

                The Vendor undertakes to discharge all Permitted Encumbrances within thirty (30) days of the Closing Date at its sole cost and expense; and

          (c)   Warranties True and Correct on Closing Date
                -------------------------------------------

                The representations and warranties of the Vendor contained in
                Section 5.01 shall be deemed to have been made again on the Closing Date by both the Vendor and Gregory and shall then be true and correct;

and should the Vendor or Gregory default in the performance and refuse to remove the default within fifteen days of written notice thereof of any of the conditions aforesaid, the Purchaser shall be entitled to refuse to close the transaction hereto contemplated, to repudiate this agreement, and to receive back from the Vendor any funds paid over to the Vendor pursuant to this Agreement.

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                    ARTICLE IV - PAYMENT/CONDITIONS PRECEDENT
                    -----------------------------------------

4.01     Payment
         -------

          The Purchaser shall pay the amount of the Purchase Price to or for the account of the Vendor in the following manner:

          (a) Ten ($10.00) Dollars shall be paid to the Vendor upon the execution hereof;

          (b) Nine Hundred Ninety Nine Thousand Nine Hundred and Ninety ($999,990.00) Dollars at the Closing Date.

          (c)   The amount as determined pursuant to the formula contained in
                Article 2.02 for the Accounts Receivable to be paid within seven
                (7) days of the Closing Date, or, in any event, as soon as practicable.

4.02     Conditions Precedent
         --------------------

          The transaction as contemplated herein is subject to the following conditions precedent being removed or satisfied by the Purchaser within 180 days from the date of the execution of this Agreement.

1. A thorough due diligence review of the Businesses to the satisfaction of the Purchaser, in the Purchasers sole discretion. This review shall, to the extent that it is necessary to review patient records, be conducted by medical professionals and certified public accountants and shall be conducted so as to comply with all patient confidentiality obligations established by law including but not limited to the Louisiana Civil Code and the statutes and regulations relating to chiropractors;

2. No material adverse changes having occurred in the Businesses from the date hereof until the date of waiver of these Conditions Precedent;

3. Board of Directors approval by the Purchaser together with the Board of Directors of Banyan Corporation, the owner of the Purchaser;

4. Satisfactory results of the audit of the Businesses and the financial statements thereof to be conducted by the Purchaser and its representatives;

5. Satisfactory new leases to be negotiated between the Purchaser and the Landlords for the Premises that each of the Businesses are located in;

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6.   Satisfactory employment or independent contractor agreements to be entered between the Vendor and the Chiropractors currently practising at the Businesses, such agreements to be assigned to the Purchaser at Closing;

The Vendor hereby acknowledges that the foregoing conditions are inserted for the benefit of the Purchaser, and the waiver of any or all of the conditions precedent is at the sole discretion of the Purchaser. The Vendor further acknowledges that if any of the foregoing Conditions Precedent are not satisfied or waived by the Purchaser within the time frame as set out above (180 days from the date of execution of this Agreement), or any amended time frame mutually agreed upon by the parties hereto, the Purchaser can then repudiate this Agreement with no cost or penalty. The Purchaser shall provide the Vendor with written notice at such time as any of the forgoing Conditions Precedent are waived by the Purchaser, with the Closing to occur within fourteen days of the waiver or satisfaction of the final Condition or Conditions Precedent.

                ARTICLE V - REPRESENTATIONS AND WARRANTIES
                ------------------------------------------

5.01     By Vendor
         ---------

          The Vendor undertakes, represents and warrants to the Purchaser that:

          (a)   Title
                -----

                On the Closing Date the Vendor will have good and marketable title to all of the Working Assets, free and clear of all liens, mortgages, charges and encumbrances of whatsoever nature, except for the Permitted Encumbrances, and will be entitled at law and in equity to sell, assign and transfer clear title to the Working Assets, pursuant to the provisions of this agreement;

          (b)   Title Held by Third Party
                -------------------------

                The Vendor undertakes that for all Working Assets for which it does not have good and marketable title to, it shall have good and marketable title transferred to the Purchaser within thirty
                (30) days of the Closing Date by any party that holds good and marketable title thereto, and shall pay to such third party any amount so required for such transfer to occur.

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          (c)   No Proceedings
                --------------

                At the date hereof and at the Closing Date there is not and will not be any action, proceeding, governmental investigation or Chiropractic Board disciplinary action in progress or pending or threatened, to the best of the knowledge of the Vendor affecting the Businesses or the Working Assets;

          (d)   Conduct of Businesses to Effective Date
                ---------------------------------------

                If applicable, from the date hereof to and including the Effective Date the Vendor shall retain, conduct and maintain the Businesses and property, keep, repair, and maintain the Working Assets, at its own cost and expense so that upon the closing of this transaction herein contemplated the Purchaser shall have and enjoy the Working Assets of the Businesses as a going concern without any material loss of goodwill, customers, contracts, licenses or depreciation in value of any of the physical items included in the Working Assets. The employment of one or more chiropractors (including by independent contract) to replace services previously provided by Gregory shall not be considered a material change.

          (e)   Vendor Liabilities
                ------------------

                The Vendor shall be responsible for all debts, claims and other liabilities or obligations incurred or arising from the operation of the Businesses prior to the Closing Date, with the exception of the profit sharing amounts owing to the Chiropractors of the Businesses. All salaries for all employees of the Businesses including the Chiropractors of the Businesses shall be the responsibility of the Vendor.

          (f)   Other Representations and Warranties
                ------------------------------------

                The Vendor and Gregory, further jointly and severally represent and warrant to the Purchaser, and acknowledge that the Purchaser is relying upon these representations and warranties to conclude the Purchase of the Business as contemplated herein, that:

                1. To the best of the Vendor's and Gregory's knowledge and belief, all financial statements and other financial representations given to the Purchaser and any of its advisors are accurate, and complete to the date contained therein;

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                2.   All financial statements provided to the Purchaser and its advisors have been prepared in accordance with generally accepted accounting principles, applied consistently with prior years and fairly represent the financial condition of the Businesses. Furthermore, there have been no material changes in the Businesses from the date the Conditions Precedent are waived until the Closing Date;

                3. All assets being acquired pursuant to this agreement are in good operating conditions unless specifically stated otherwise;

                4. The Vendor is not in default in respect of any agreements whatsoever that may adversely effect the Businesses or the Premises, and there are no disputes arising out of them;

                5. To the best of the Vendor's and Gregory's knowledge and belief, the Businesses have been carried on in compliance with all applicable laws and Chiropractic Board standards, regulations and requirements;

                6. There are no existing or threatened disputes between the Businesses or any of them and any Health Insurance carrier with whom the Businesses deal with;

                7. The Businesses will be operated in the ordinary course of business between the date of this Agreement and the Closing Date with all inventories being maintained at current levels;

                8. All appropriate corporate action by the Vendor has been taken for the Vendor to enter this Agreement, and

                9. There are no actions, suits or disciplinary or other proceedings pending or threatened against the Businesses the Premises or any of the Chiropractors employed by the Businesses or under contract to any of the Businesses with the exception of those items specifically noted in Schedule E attached hereto.

5.02     Indemnity of Purchasers
         -----------------------

          Upon the transaction herein contemplated being closed, the Vendor and Gregory, jointly and severally shall and do hereby agree to indemnify and save harmless the Purchaser from and against any and all undisclosed claims, actions, losses, damages or costs to which the Purchasers may be put or suffer by or as a

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result of any undertaking, representation or warranty set forth in Section 5.01 being incorrect or breached. The Vendor further agrees to indemnify the Purchaser for any claim against the Purchaser for any matter, which relates to the Vendor's ownership and operation of the Businesses prior to the Closing Date.

5.03     Representations, etc. to Survive Closing
         ----------------------------------------

          The undertakings, representations and warranties set forth in Sections
5.01 and 5.04 and the indemnity set forth in Clause 5.02 shall survive the closing and shall continue in full force and effect for the benefit of the Purchaser.

5.04     By Purchaser
         ------------

          The Purchaser undertakes, represents and warrants to the Vendor that:


          (a)   Payment of Liabilities Incurred after Effective Date
                ----------------------------------------------------

                Following the closing of the transaction contemplated by this agreement the Purchaser shall be responsible for all debts, claims and other liabilities or obligations incurred in or arising from the operation of the Businesses after the Closing Date. Profit sharing contributions and bonuses for chiropractors other than Gregory (without regard as to whether the chiropractor is employed or under contract ) which arise from collection of accounts receivable generated prior to closing but collected after closing shall be considered incurred after the closing date and shall be the responsibility of Purchaser.

                Purchaser will indemnify and hold Vendor and Gregory harmless against any claim of breach of patient confidentiality arising out of Purchaser's due diligence review. This provision shall survive in the event that the closing does not take place for any reason.

                Purchaser shall not use the information obtained through this agreement, including but not limited to the due diligence review, to compete with Vendor or Gregory at any time prior to closing. This provision shall survive in the event that the closing does not take place for any reason.

5.05     Indemnity of Vendor
         -------------------

          Upon the transaction herein contemplated being closed the Purchaser shall and does hereby agree to indemnify and hold harmless the Vendor from and against any and all claims, actions, losses, costs or damages to which the Vendor may be put or suffer by or as a result of any undertaking, representation or warranty set forth in Section 5.04 hereof being incorrect or breached.

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5.06     Representations, etc. to Survive Closing
         ----------------------------------------

          The undertakings, representations and warranties set forth in Sections
5.01 and 5.04 and the indemnity set forth in Clause 5.05 shall survive the closing and shall continue in full force and effect for the benefit of the Vendor.

                                ARTICLE VI - CLOSING
                                --------------------

6.01     Time and Place
         --------------

          The transactions contemplated herein shall be closed at such date, time and place as the parties may agree, but in any event will occur within 14 days of the waiver of the Conditions Precedent contained in Article 4.02 above.

6.02     Vendor's Obligations
         --------------------

          At the closing the Vendor shall deliver or cause to be delivered to the Purchaser the following:

          (a)   Bill of Sale
                ------------

                A bill of sale covering all Equipment and Stock-in-Trade which shall be registrable in the appropriate Registry as identified in Schedules "B" and "C" hereto, free and clear of all prior encumbrances, excepting the Permitted Encumbrances.

          (b)   Assignment of Leases
                --------------------

                An assignment of all Real Property Leases from the respective Landlords of each of the Premises of the Businesses, or the delivery of new leases for the Premises of the Businesses as contemplated in Article 6.02 (e) below.

          (c)   Assignment of Businesses Licenses
                ---------------------------------

                An assignment of the business licenses issued by the appropriate authorities authorizing the Vendor to carry on business at the Premises of the Businesses;

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          (d)   Contracts and Assignments
                -------------------------

                Executed copies of all contracts, if any, together with an assignment thereof in favour of the Purchaser and the consent of the parties named in such contracts to the assignment;

          (e)   New Leases
                ----------

                Duly executed new leases for the Premises of each of the Businesses to be delivered by the Vendor to the Purchaser on the terms and conditions previously negotiated between the Landlords of the Premises of the Businesses;

          (f)   Assignment of Chiropractor Employment Agreements
                ------------------------------------------------

                An assignment of all employment contracts, or independent contractor contracts between the approved Chiropractors of the Businesses and the Vendor;

          (g)   Other
                -----

                Executed assignments of all other of the Working Assets in such form as the nature of such assets may require.

6.03     Purchaser's Obligations
         -----------------------

          At the closing, or at such time as required pursuant to the provisions of this Agreement, the Purchaser shall deliver the following:

          (a)   Payment and Delivery of Agreement
                ---------------------------------

                To the Vendor's attorney, the payment in accordance with the provisions of Article IV, together with an executed copy of the within agreement.

6.04     Possession
         ----------

          Immediately upon completion of the closing the Vendor shall deliver to the Purchaser physical possession of all of the Working Assets, all keys, combinations to safes, miscellaneous title documents and any and all other items or indicia of title to enable the Purchaser to assume full and complete and unencumbered operation and possession of the Businesses and of the Working Assets.

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6.05     Risk After Closing
         ------------------

          Immediately following completion of the closing the Working Assets shall be at the sole risk of the Purchaser and shall be fully and adequately insured.

              ARTICLE VII - ADDITIONAL COVENANTS AND ACKNOWLEDGEMENTS
              -------------------------------------------------------

7.01     Condition, Quality, Fitness
         ---------------------------

          Except as herein expressly set forth there are no representations or warranties as to the present condition of the Working Assets or any part thereof, it being hereby expressly acknowledged by the Purchaser that the same are being purchased "as is".

7.02     Time of the Essence
         -------------------

          Time shall be of the essence of this agreement.

7.03     Further Documents
         -----------------

          Each of the parties hereto shall at the request and expense of any other party execute and deliver any further or additional documents deemed necessary by the attorneys for both such parties to properly create or confirm title or security according to the true intent and meaning of this agreement.

7.04     Amendment
         ---------

          No amendment or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless the same shall be reduced to writing duly executed by all parties hereto in the same manner and with the same formality as this agreement is executed.

7.05     Benefit and Burden
         ------------------

          This agreement shall enure to the benefit of and be binding upon each of the parties hereto and each of their respective personal representatives, successors, administrators and assigns.

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7.06     Each Party to Bear its Own Cost
         -------------------------------

          Each party to this agreement shall be responsible for the payment of all costs, expenses, legal fees, and disbursements incurred or to be incurred by it or him in negotiating and preparing this agreement and all documents required to be delivered pursuant to this agreement and in otherwise performing the transactions contemplated by this agreement.

7.07     Unenforceable Terms
         -------------------

          If any term, covenant or condition of this Agreement shall be invalid or unenforceable to any extent, the remainder of this Agreement shall not be effected thereby and each remaining term, covenant or condition of this Agreement will be valid and will be enforceable to the fullest extent permitted by law.

7.08     Entire Agreement
         ----------------

          This Agreement constitutes the entire agreement between the parties and supercedes all prior agreements, whether verbal or written between the parties.

7.09     Non Competition
         ---------------

          Gregory hereby covenants, and acknowledges that the Purchaser is relying on this covenant as a material term of this Agreement, that, for a period of three (3) years from the Closing Date, he shall not practise as a Chiropractor, nor shall he own, operate or consult to any other Chiropractic or related practise or business located within one hundred (100) miles from any of the Premises of the Businesses that are being acquired by the Purchaser herein.

7.10    Assignment
        ----------

          The Purchaser shall have the right to assign this Agreement to an affiliated or related company, at its sole discretion.

                            ARTICLE VIII - NOTICES
                            ----------------------

8.01     Method of Giving Notice
         -----------------------

          All notices, requests, demands, elections and other communications hereunder shall be in writing and shall be sent to the other party at:

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Page 19

                To the Purchaser:     Suite 207, 5005 Elbow Drive S.W.
                                      Calgary, Alberta, Canada T2S 2T6
                                      Fax: 403 287-8803
                                      Email: Cgelmon@Banyancorp.com

                To the Vendor:        2301 E. Prien Lake Rd.
                                      Lake Charles, LA 70604
                                      Fax: 337 855-9874
                                      Email: drdgregory@aol.com

                To Gregory:           2301 E. Prien Lake Rd.
                                      Lake Charles, LA 70604
                                      Fax: 337 855-9874
                                      Email: drdgregory@aol.com

8.02     When Notices Deemed Given
         -------------------------

          Any writing given in the manner set out in Section 8.01 shall be deemed given if and when personally delivered, or if mailed in the manner therein provided, shall be deemed given forty-eight (48) hours after posting, or if by fax or email upon receipt thereof.

                             ARTICLE IX - INTERPRETATIONS
                             ----------------------------

9.01     Joint and Several
         -----------------

          All undertakings, agreements, warranties, conditions and acknowledgements of the Vendor contained herein shall be deemed to be joint and several between the Vendor and Gregory.

9.02     Headings and Notes
         ------------------

          The article headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement.

9.03     Governing Law
         -------------

          This agreement shall be construed and interpreted in accordance with the laws of the State of Colorado.

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Page 20

9.04     Counterpart Execution
         ---------------------

          This Agreement may be executed in several counterparts each of which when so executed shall be deemed to be an original, and such counterparts shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear date as of the date of this Agreement. This Agreement shall be considered properly executed by any party if executed and transmitted by facsimile to the other parties.

          IN WITNESS WHEREOF the parties hereto have hereunto executed the within Agreement as of the 11th day of September, 2001 by their duly authorized signing authorities on their behalf.

                                        Advanced Health Center, Inc.
                                        Per: /s/ Dr. Denis D. Gregory

                                        Chiropractic USA, Inc.
                                        Per: /s/ Cory Gelmon
                                        Per: /s/ Michael Gelmon


SIGNED, SEALED AND DELIVERED         )
by the above named                   )
Dr. Denis D. Gregory                 )   /s/ Dr. Denis D. Gregory
                                     )   Dr. Denis D. Gregory
_______________________________      )
Witness                              )

Exhibit 99.1

Sep 11, 2001

         Banyan Announces Acquistion of Chiropractic Chain by Subsidiary -
                               Chiropractic USA, Inc.

Los Angeles, California September 11, 2001 - Banyan Corporation (NQB Pinks:
"BANY") announces that its wholly owned subsidiary, Chiropractic USA, Inc. has reached an agreement with Advanced Health Care Center, Inc. of Lake Charles, Louisiana, to purchase its chain of Chiropractic clinics in Louisiana. The purchase of the clinics is subject to a thorough due diligence review by Chiropractic USA.

Banyan President Cory Gelmon stated that "our preliminary review of the clinics and the financial performance of the business as a whole has lead us to believe that this will be an excellent acquisition for Chiropractic USA. Naturally, our preliminary findings need to be confirmed by a thorough due diligence process which will commence shortly."

Banyan CEO, Michael Gelmon, commented, "The clinics revenues in each of the last three years have been approximately $2 million, with net income in excess of half a million dollars per annum. Obviously this acquisition will bring significant income to the company, and help launch the Chiropractic USA business model. While Chiropractic USA intends to be primarily a franchisor of Chiropractic clinics, we feel it is necessary to establish some corporately owned clinics which will act as a flagship for the chain." Cory Gelmon continued, "our business model is significantly different than previous attempts at establishing Chiropractic chains. While the acquisition of corporately owned clinics is important for us to gain a beachhead in the industry, we are launching our franchising program this fall by utilizing a variety of franchising methods including the use of Area Developers who will develop specific territories with the Chiropractic USA brand -- either by converting existing clinics to operate as Chiropractic USA franchisees or by attracting new Chiropractors to set up franchised clinics under our logos, marks and uniform operating and marketing systems. Our primary goal is to create value added for all Chiropractors operating under the Chiropractic USA banner.

Chiropractic USA's Director of Operations, Dr. Jeff Schacter, said "I am looking forward to reviewing all clinical operations and meeting with the Chiropractors on site as soon as possible. This is the first step in our development of a national chain of Chiropractors, and I am hopeful that the clinics and the operations check out as anticipated."

The company intends to finance the acquisition through debt financing due to the significant cash flow provided by the clinics

Banyan Corporation is a publicly traded holding company focused on investing in and building a network of operating subsidiaries engaged in various innovative businesses. Currently the company's wholly owned subsidiary, Chiropractic USA, Inc. is focusing on the development of branded Chiropractic clinics throughout North America by way of acquisitions of existing clinics as well as the development of corporate clinics in partnership-type arrangements with its practitioners. In addition, Banyan's wholly owned subsidiary, DoubleCase Corporation, sells a line of hard-sided protective carrying cases for notebook computers under the DoubleCase brand name. Doublecase's products are currently available through distribution from Ingram Micro and sold through a wide variety of Internet e-commerce storefronts, computer mail-order catalogs, Value Added Resellers (VARs), a number of overseas vendors, and to the U.S. government.

The Private Securities Litigation Reform Act of 1995 provides a ""safe harbor"" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Banyan Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology industry, plans for future expansion, various business development activities, planed capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Banyan Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors. For a description of additional risks and uncertainties, please refer to Banyan's filings with the Securities and Exchange Commission.